UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2008

CLARK HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32735 (Commission File Number)	43-2089172 (IRS Employer Identification No.)

121 New York Avenue, Trenton, New Jersey (Address of Principal Executive Offices)	08638 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (609) 396-1100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

EXPLANATORY NOTE

This amendment to the Current Report on Form 8-K originally filed on April 18, 2008 is being filed solely to correct the date appearing in paragraphs three and four under Item 4.01. This date was inadvertently stated as April 17, 2007 in the original filing, rather than April 17, 2008.

Item 4.01.	Change in Registrant’s Certifying Accountant.

On April 17, 2008, the Audit Committee (“Committee”) of the Board of Directors of Clark Holdings Inc. (“Company”) approved the dismissal of Eisner LLP (“Eisner”) and the engagement of Parente Randolph, LLC (“Parente”) as the principal accountant to audit the Company’s financial statements, effective on April 17, 2008.

Eisner’s report on the financial statements for the years ended December 31, 2007 and 2006 and for the period from September 1, 2005 (date of inception) through December 31, 2007 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. Eisner also audited the Company’s internal control over financial reporting as of December 31, 2007 and expressed that the Company did not maintain effective internal control because of a material weakness as described in the report.

During the two most recent fiscal years and through April 17, 2008, there were no disagreements with Eisner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Eisner, would have caused Eisner to make reference to the subject matter of the disagreements in connection with its report.

During the two most recent fiscal years and through April 17, 2008, there were no “reportable events” (as described in paragraph 304(a)(1)(v) of Regulation S-K).

The Company provided Eisner with a copy of the disclosures made pursuant to this Item 4.01 prior to the filing of this Current Report on Form 8-K/A. The Company requested Eisner to furnish a letter addressed to the Commission, attached hereto as Exhibit 16, stating whether it agrees with such disclosures, and, if not, stating the respects in which it does not agree.

During the two most recent fiscal years and the interim period preceding the engagement of Parente, the Company did not consult Parente regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that Parente concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or a “reportable event” (as described in paragraph 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description
16	Letter from Eisner LLP regarding change in certifying accountant, dated April 21, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2008	CLARK HOLDINGS INC.
	By:	/s/ Stephen Spritzer
Stephen Spritzer Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
16	Letter from Eisner LLP regarding change in certifying accountant, dated April 21, 2008.